LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 1, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION OF QS GROWTH FUND,

QS MODERATE GROWTH FUND, QS CONSERVATIVE GROWTH FUND AND

QS DEFENSIVE GROWTH FUND

DATED JUNE 1, 2016

The information in this supplement is effective through June 30, 2016.

The following information is added to the cover page of the Funds’ Statement of Additional Information (the “SAI”):

	Growth Fund	Moderate Growth Fund	Conservative Growth Fund	Defensive Growth Fund
Class	Ticker Symbol	Ticker Symbol	Ticker Symbol	Ticker Symbol
B:	SCHBX	SGRBX	N/A	N/A

The following information is added to the section of the SAI titled “Purchase of Shares – General”:

Class B Shares of Growth Fund and Moderate Growth Fund. The funds no longer offer Class B shares for new purchases by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are available for incoming exchanges and for reinvestment of dividends and capital gain distributions. All outstanding Class B shares of the funds will be converted into Class A shares of the funds as soon as practicable on or about June 30, 2016 (the “Conversion Date”). Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), the funds will no longer offer Class B shares for incoming exchanges.

The following information is added to the section of the SAI titled “Exchange Privilege”:

Class B Exchanges of Growth Fund and Moderate Growth Fund. Funds that offered Class B shares prior to July 1, 2011 continue to make them available for incoming exchanges. Class B shares of a fund may be exchanged for Class B shares of other funds without a contingent deferred sales charge at the time of exchange. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged. All outstanding Class B shares of the funds will be converted into Class A shares of the funds as soon as practicable on the Conversion Date. Effective as of the close of business two business days prior to the Conversion Date (approximately June 28, 2016), the funds will no longer offer Class B shares for incoming exchanges.

Please retain this supplement for future reference.

QSIN277968